Exhibit 3.2

1-MAR-2001 12:14 FROM GUY & CO. ADVOCATES

"B"

מדינת ישראל
חוק החברות, התשנ"ט - 1999

תעודת שינוי שם של חברה

בתוקף סמכותי לפי סעיף 31 (ב) לחוק החברות, התשנ"ט - 1999
אני מאשר לחברת

אורלי גיא בע"מ

ORLY GUY LTD

לשנות את שמה ומעתה תקרא בשם

אינטק פארמסוטיקל (2000) בע"מ

INTEC PHARMACEUTICAL (2000) LTD

7/02/2001

ניתן בחתימת ידי בירושלים

7/02/2001

מס' חברה 513022780

זאב רפרייזר, עו"ד
ב/רשם החברות

TOTAL P.02

Companies Registrar	National Emblem	Ministry of Justice

The state of Israel

The Companies Law 5759- 1999

Certificate of Company Name Change

By Virtue of my authority under section 31(b) of the Companies Law 5759 – 1999, I hereby authorize to the company:

(Name in Hebrew)

ORLY GUY LTD

To change its name and from hereforth is shall be named:

INTEC PHARMACEUTICAL (2000) LTD

7/02/2001

Given by my signature in Jerusalem

7/02/2001

Company No: 513022780

Zeev V. Frazer, Adv

For and behalf of the Registrar of Companies

(Signature)

No. 1236 מס'

אישור תרגום

אני הח"מ משה בכר, עו"ד

נוטריון ב לינקולן 20, תל אביב

מצהיר, כי אני שולט היטב בשפה/ות האנגלית ו העברית

וכי המסמך שלעיל המצורף והמסומן באות/במספר A (שמעבר לדף) הוא תרגום לאנגלית *

מדוייק (שהוכן על ידי) של המסמך המקורי (העתק מאושר של המסמך המקורי) הערוך בשפה העב

** המצורף והמסומן באות/במספר B .

ולראיה הנני מאשר את דיוק התרגום הנ"ל בחתימת ידי ובחותמי, היום 28.9.08

שכר בסך ______ ש"ח שולם כולל מע"מ

חותם הנוטריון

חתימה

* ציין שפת התרגום.

** ציין שפת המקור.

הערה: מחק את הטעון מחיקה.

CERTIFICATION OF TRANSLATION

I the undersigned Moshe bachar

Notary at Lincoln 20, Tel Aviv hereby declare that I am well aquainted with the english and hebrew languages and that the above document (the attached document marked A) (the document overleaf), is a correct english * translation (prepared by me) of the original document (a certified copy of the original document) drawn up in the hebrew ** language which is attached hereto and marked with the letter/number B .

In witness whereof I certify the correctness of the said translation by my signature and seal this 28.9.08

NIS. ________ fees paid including v.a.t.

Notary`s Seal

Signature

* State language of translation.

** State language of.original.

Note: Delete whatever is inapplicable.

הופק באמצעות Forms התוכנה לטפסים בחלונות © כל הזכויות שמורות להייטק טכנולוגיות בע"מ 1987-1999 טל. 1-800-22-1599, 7445040-09
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